SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 24, 1998


                                AIM GROUP, INC.
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            (Exact name of Registrant as specified in its charter)


            Delaware                   33-82468         13-3773537
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    (State or other jurisdiction     (Commission       (IRS Employer
          of incorporation)          File Number)      Identification
                                                         Number)

         2001 West Sample Road, Suite 300
         Pompano Beach, Florida                                33064
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        (Address of principal executive offices)             (zip code)


      Registrant's telephone number, including area code: (954)972-9339


                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      By letter dated June 23, 1998, the accounting firm of M.A.Cabrera & Company, P.A. ("Cabrera") advised AIM Group, Inc. (the "Company") that Cabrera decided to stop servicing public companies. Cabrera informed the Company that a combination of factors lead it to that decision, including its limited professional resources, the increased risk exposure and higher insurance costs. By letter dated June 24, 1998, to the Company, Cabrera confirmed that the client-auditor relationship between the Company and Cabrera had ceased.

      Cabrera's independent auditor's report, dated March 13, 1998, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, stated that:

            "The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Notes A and B to the financial statements, the Company has incurred continuing losses from operations, has insufficient cash flow from operations, has substantial non-earning assets and is dependent on very few customers. These items raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also discussed in Notes A and B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties."

Cabrera's independent auditor's report, dated March 14, 1997, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, contained language substantially similar to that set forth above.

      During the years ended December 31, 1996 and 1997 and the subsequent interim period ended June 24, 1998, there were no disagreements between the Company and Cabrera on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cabrera, would have caused it to make reference to the subject matter of disagreement in connection with its report.

      The Company has not yet engaged a new independent accounting firm.

      Attached as an exhibit to this Form 8-K is a letter from Cabrera stating that it agrees with the statements made by the Company in this Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial

            INFORMATION AND EXHIBITS.

            EXHIBITS

            The following exhibit is filed herewith:

            EXHIBIT NUMBER                       DOCUMENT
            --------------                       --------

                 16 Letter, dated July 23, 1998, from M.A. Cabrera & Company, P.A. to the Securities and Exchange Commission regarding resignation of certifying accountant


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    AIM GROUP, INC.
                                                    (Registrant)

Date: July 23, 1998                                 By:/s/LEIGH S.ZOLOTO
                                                       -----------------
                                                       Leigh S. Zoloto
                                                       Chief Financial Officer